SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 15, 2013

PFSweb, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

505 MILLENNIUM DRIVE

ALLEN, TX 75013

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(972) 881-2900

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE )

N/A

(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

As previously reported in a Current Report on Form 8-K originally filed with the Securities and Exchange Commission on May 15, 2013 (the “Original Form 8-K”), the Company and Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC), as successor to ChaseMellon Shareholder Services, L.L.C., as rights agent (the “Rights Agent”), entered into Amendment No. 4 to Rights Agreement, dated as of May 15, 2013 (the “Amendment”). The Amendment amends the Rights Agreement, dated as of June 8, 2000, between the Company and the Rights Agent, as amended by Amendment No. 1 thereto dated as of May 30, 2008, Amendment No. 2 thereto dated as of May 24, 2010 and Amendment No. 3 thereto dated as of July 2, 2010 (as amended, the “Rights Agreement”).

The Company inadvertently filed a draft copy of the Amendment as Exhibit 4.1 to the Original Form 8-K. This amendment to the Original Form 8-K is being filed to include as Exhibit 4.1 the correct copy of the Amendment.

ITEM 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit

4.1	Amendment No. 4 to Rights Agreement, dated as of May 15, 2013 between the Company and Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC), as successor to ChaseMellon Shareholder Services, L.L.C., as rights agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.

Dated: May 31, 2013	By:	/s/ Thomas J. Madden
Thomas J. Madden Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

4.1	Amendment No. 4 to Rights Agreement, dated as of May 15, 2013 between the Company and Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC), as successor to ChaseMellon Shareholder Services, L.L.C., as rights agent.